UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2016

MGM Growth Properties LLC

(Exact name of registrant as specified in its charter)

Delaware	001-37733	47-5513237
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6385 S. Rainbow Blvd., Suite 500, Las Vegas, Nevada 89118

(Address of principal executive offices – Zip Code)

(702) 669-1480

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed in connection with the August 1, 2016 consummation of the transactions contemplated by the terms of the master transaction agreement, dated May 31, 2016, among MGM Growth Properties LLC (the “Company”), MGM Resorts International (“MGM Resorts”), MGM Growth Properties Operating Partnership LP, MGP Lessor, LLC (the “Landlord”) and MGM Lessee, LLC, which provided for, among other things, the transfer of the real estate assets related to the Borgata Hotel Casino and Spa (“Borgata”) from a subsidiary of MGM Resorts to the Landlord.

This Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K filed on August 1, 2016 (the “Initial Form 8-K”) amends and supplements the Initial 8-K filed by the Company, and is being filed solely to provide the pro forma financial information required pursuant to Item 9.01(b). Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Pro forma financial information

The unaudited pro forma financial information with respect to the Company’s acquisition of Borgata is filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined and Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: October 7, 2016	By:	/s/ ANDY H. CHIEN
Andy H. Chien
Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined and Consolidated Financial Information.